UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 21, 2026
MID PENN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17110
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.
CURRENT REPORT ON FORM 8-K/A
This amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Mid Penn Bancorp, Inc. on January 21, 2026. This amendment is being filed to disclose the declaration of a special cash dividend that was inadvertently omitted from the original filing. Except as described herein, no other changes have been made to the Form 8-K.

ITEM 8.01    OTHER EVENTS

Dividend Declaration

On January 21, 2026, the Corporation announced that its Board of Directors declared a quarterly cash dividend of $0.22 per common share payable on February 17, 2026 to shareholders of record as of February 6, 2026.

On January 21, 2026, the Corporation announced that its Board of Directors declared a special cash dividend of $0.05 per common share payable on February 17, 2026 to shareholders of record as of February 6, 2026.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits.

99.1	Press release, dated January 21, 2026, of Mid Penn Bancorp, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)

Date: January 21, 2026	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer